UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2009

TMST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11914	85-0404134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 North Ridgetop Road, Santa Fe, New Mexico		87506
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (505) 989-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

As previously reported, on October 23, 2009, the United States Bankruptcy Court for the District of Maryland (“Bankruptcy Court”) ordered that a Chapter 11 Trustee be appointed for TMST, Inc (“Company”), TMST Acquisition Subsidiary, Inc. and TMST Home Loans, Inc. On October 26, 2009, the Bankruptcy Court ordered that a Chapter 11 Trustee be appointed for TMST Hedging Strategies, Inc.

On October 26, 2009, Anne-Drue Anderson submitted her resignation as a director of ADFITECH, Inc., a wholly-owned subsidiary of TMST Homes Loans, Inc., a wholly-owned subsidiary of the Company.

On October 28, 2009, the Bankruptcy Court entered an order approving the appointment of Joel I. Sher as the Chapter 11 Trustee for the Company, TMST Acquisition Subsidiary, Inc., TMST Home Loans, Inc. and TMST Hedging Strategies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMST, INC.

By:	/S/ JOEL I. SHER
Joel I. Sher,
Chapter 11 Trustee

Date: October 29, 2009

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